UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2018

ACHAOGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36323	68-0533693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Tower Place, Suite 300

South San Francisco, CA 94080

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 800-3636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05	Costs Associated with Exit or Disposal Activities

On July 26, 2018, Achaogen, Inc. (the “Company” or “we”) announced a strategic update and corporate restructuring to focus our resources on the successful commercialization of ZEMDRI in the United States, the filing of a Marketing Authorization Application for ZEMDRI in the European Union and continued development of our C-Scape program. We expect the restructuring to result in an elimination of approximately 80 positions, or approximately 28% of our workforce. Our commercial and medical affairs teams are excluded from the restructuring. We estimate that we will incur a one-time employee benefits and severance charge of approximately $6.0 million in the third quarter of 2018 in connection with our restructuring, of which approximately 85% is expected to result in cash expenditures. We expect to substantially complete the restructuring by October 15, 2018. These estimates are subject to a number of assumptions, and actual results may differ. We may also incur additional costs not currently contemplated due to events that may occur as a result of, or that are associated with, the restructuring.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with our corporate restructuring, we announced the following departures from our executive management team:

•	Kenneth Hillan, M.B., Ch.B., President, R&D, will leave the Company on October 15, 2018, however he will continue to serve on our Board of Directors;

•	Tobin Schilke, Chief Financial Officer, will leave the Company on September 30, 2018; and

•	Lee Swem, Ph.D., Chief Scientific Officer, will leave the Company on September 24, 2018.

Dr. Hillan, Mr. Schilke and Dr. Swem will receive certain severance payments and benefits pursuant to the terms of the Change in Control Severance Agreements previously entered into with the Company.

In addition, we announced the following appointments:

•	Zeryn Sarpangal, Chief of Staff, will assume the role of Chief Financial Officer (as well as the role of Principal Financial Officer and Principal Accounting Officer) on October 1, 2018; and

•	Liz Bhatt, Chief Business Officer, will assume the role of Chief Operating Officer on July 26, 2018 and will assume oversight of the Company’s technical operations in addition to her current corporate development responsibilities.

The compensation for Ms. Sarpangal and Ms. Bhatt currently remains unchanged after our corporate restructuring but may be reevaluated by our Board of Directors and/or Compensation Committee at a later date.

Ms. Sarpangal, age 38, joined Achaogen in October 2009 and has served as our Chief of Staff since January 2018. She has previously served as our Senior Vice President of Corporate and People Strategy (February 2017 to December 2017), Vice President of Human Resources and Corporate Affairs (October 2015 to January 2017), Principal Financial and Accounting Officer (December 2015 to July 2016), Senior Director of Human Resources (January 2015 to September 2015), Senior Director of Financial Planning and Analysis (May 2014 to December 2014), Senior Director of Finance & Operations (December 2010 to August 2012) and Director of Strategic Marketing (October 2009 to December 2010). She also served as a finance consultant to the Company from July 2013 to May 2014. Ms. Sarpangal has prior experience as Vice President of Finance & Operations at Identified, an HR data analytics company, as an engagement manager at McKinsey & Company, a global management consulting firm, and as a healthcare investment banking analyst at Goldman, Sachs & Co. She received a B.A. in Economics and Molecular & Cell Biology from University of California, Berkeley, and an M.B.A. from the Stanford Graduate School of Business.

Ms. Bhatt, age 50, joined Achaogen as Chief Business Officer in September 2017. Ms. Bhatt brings to Achaogen more than 20 years of experience in corporate development and strategy in the biopharmaceutical industry. Most recently, Ms. Bhatt held the positions of Vice President of Corporate Development (January 2016 to September 2017) and Senior Director of Corporate Development (May 2011 to December 2015) at Gilead Sciences, a biopharmaceutical company, where she was responsible for executing licenses, acquisitions and collaborations across all of Gilead’s therapeutic areas. While at Gilead, she also led long-term global commercial and strategic planning for Gilead’s antiviral and respiratory franchises. Before Gilead, Ms. Bhatt held corporate development and strategy roles at Eli Lilly and Company, a pharmaceutical company, and Maxygen, Inc., a biopharmaceutical company. Ms. Bhatt earned a B.A. in Chemistry from Pomona College, an M.S. in Biomedical Sciences from the University of California at San Diego, and an M.B.A. from the Kellogg School of Management at Northwestern University.

Forward-Looking Statements

This report contains forward-looking statements. All statements other than statements of historical facts contained herein are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, Achaogen expectations regarding the timing of its restructuring, the aggregate charges and cash expenditures to be incurred in connection with this restructuring, Achaogen’s strategic and commercial objectives and the Achaogen pipeline of product candidates. Such forward-looking statements involve known and unknown risks, uncertainties, and other important factors that may cause Achaogen’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the risks and uncertainties related to the implementation of the restructuring, such as claims arising out of the restructuring; and risks related to the difficulty of predicting the timing of Achaogen’s restructuring; the risks and uncertainties of the regulatory approval process; market size and growth; timing of activities; and the risks and uncertainties of product sales. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Achaogen’s business in general, see Achaogen’s current and future reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K filed on February 27, 2018, and its Quarterly Report on Form 10-Q filed on May 7, 2018. Achaogen does not plan to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events, changed circumstances or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACHAOGEN, INC.

Date: July 26, 2018	By:	/s/ Gary Loeb
Gary Loeb
General Counsel